UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2012

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)  Compensatory Arrangements of Certain Officers.

As previously disclosed on the Current Report on Form 8-K of Accuray Incorporated (the “Company”) dated October 27, 2012 (filed November 1, 2012), in connection with Dr. Thomson’s separation from the Company on October 11, 2012, the Company and Dr. Thomson entered into a General Release and Separation Agreement and a Consulting Services Agreement (“Consulting Agreement”) on October 27, 2012.  According to the notice provisions of the Consulting Agreement, the Company received notice from Dr. Thomson on December 5, 2012 of his termination of the Consulting Agreement, such termination to be effective on December 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: December 7, 2012	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary